2,130,000 Shares

                       LINCOLN TELECOMMUNICATIONS COMPANY

                            (a Nebraska corporation)

                                  Common Stock

                           (Par Value $.25 Per Share)


                               PURCHASE AGREEMENT



                                                       ________________, 1994


   MERRILL LYNCH & CO.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
   DAIN BOSWORTH INCORPORATED
     as Representatives of the several Underwriters
     c/o Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
     Merrill Lynch World Headquarters
     North Tower
     World Financial Center
     New York, New York  10281-1305

   Ladies and Gentlemen:

             Lincoln Telecommunications Company, a Nebraska corporation (the "Company"), and Sahara Enterprises, Inc. (the "Selling Stockholder") confirm their respective agreements with you and each of the other underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom you are acting as representatives (the "Representatives"), with respect to the sale by the Selling Stockholder and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.25 per share, of the Company ("Common Stock") set forth in said Schedule A, and with respect to the grant by the Selling Stockholder to the Underwriters, acting severally and not jointly, of the option described in
   Section 2(b) hereof to purchase all or any part of 319,500 additional shares of Common Stock to cover over-allotments, in each case except as may otherwise be provided in the Pricing Agreement, as hereinafter defined. The aforesaid 2,130,000 shares of Common Stock set forth on Schedule A hereto (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 319,500 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are collectively hereinafter called the "Securities".

             Prior to the purchase and public offering of the Securities by the several Underwriters, the Company, the Selling Stockholder and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Stockholder and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

             The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. [_________]) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and either (A) has prepared and proposes to file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus, or (B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file a prospectus, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and delivery of the Pricing Agreement. The information, if any, included in such prospectus that was omitted from any prospectus included in such registration statement at the time it becomes effective but that is deemed, pursuant to Rule 430A(b), to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information". Each form of prospectus used before the time such registration statement becomes effective, and any form of prospectus that omits the Rule 430A Information that is used after such effectiveness and prior to the execution and delivery of the Pricing Agreement is herein called a "preliminary prospectus". Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the Rule 430A Information, if any, deemed to be part thereof, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that if the final prospectus first furnished to the Underwriters after the execution of the Pricing Agreement for use in connection with the offering of the Securities differs from the Prospectus included in the Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to the final Prospectus first furnished to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

             The Company and the Selling Stockholder understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after the Registration Statement becomes effective and the Pricing Agreement has been executed and delivered.

             Section 1.  Representations and Warranties.

                  (a) The Company represents and warrants to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

                            (i)  At the time the Registration Statement
        becomes effective and at the Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date and at the Closing Time referred to in Section 2 hereof, will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through you expressly for use in the Registration Statement or Prospectus.

                            (ii)  The accountants who certified the
        financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                            (iii)  The financial statements included or
        incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein.

                            (iv)  Since the respective dates as of which
        information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Company's Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                            (v)  The Company has been duly incorporated
        and is validly existing as a corporation in good standing under the laws of the State of Nebraska with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pricing Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business or otherwise, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                            (vi)  Each subsidiary of the Company has
        been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business or otherwise, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                            (vii)  The authorized, issued and
        outstanding capital stock of the Company is as set forth in the Prospectus under "Description of Capital Stock" (except for subsequent issuances, if any, pursuant to employee benefit plans as described or incorporated by reference in the Prospectus; the shares of issued and outstanding Common Stock, including the Securities, have been duly authorized and validly issued and are fully paid and non-assessable; the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectus.

                            (viii)  Neither the Company nor any of its
        subsidiaries is (A) in violation of its charter, (B) in violation of any law, administrative regulation or administrative or court decree applicable to it, where such violation would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or (C) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, which defaults, individually or in the aggregate, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement and the Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries under any applicable law, administrative regulation or administrative or court decree.

                            (ix)  No labor dispute with the employees of
        the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                            (x)  The Company and its subsidiaries own or
        possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, or of any facts that would render any patent and proprietary rights invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                            (xi)  There is no action, suit or proceeding
        before or by any court or governmental agency or body, domestic or foreign, including, but not limited to, the Federal Communications Commission ("FCC") or the Nebraska Public Service Commission (the "NPSC"), now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein); other than as disclosed in the Registration Statement, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, including, but not limited to, the FCC or NPSC, now pending, or to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or which might reasonably be expected to materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                            (xii)  No authorization, approval or consent
        of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under the 1933 Act, the 1933 Act Regulations or state securities laws.

                            (xiii)  The Company and the Subsidiaries
        possess such certificates, authorities or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies, including, but not limited to, the FCC and the NPSC, necessary to conduct the business now operated by them, except where the failure to so possess such certificates, authorities or permits would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of the subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                            (xiv)  This Agreement has been, and, at the
        Representation Date, the Pricing Agreement will have been, duly executed and delivered by the Company.

                            (xv)  There are no persons with registration
        or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                            (xvi)  The documents incorporated or deemed
        to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or become effective, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                            (xvii)  The Company is not an "investment
        company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; the Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935; and the Company is not a "common carrier" within the meaning of the Communications Act of 1934.

                  (b) The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters as follows:

                            (i)  The Selling Stockholder has been duly
        incorporated and is validly existing as a corporation in good standing under the laws of Delaware.

                            (ii)  The Selling Stockholder is not
        prompted to sell the Securities to be sold by the Selling Stockholder by any information concerning the Company or any of its subsidiaries that is not set forth in the Prospectus or other documents filed by the Company with the Commission pursuant to the periodic reporting and other informational requirements of the 1934 Act.

                            (iii)  When the Registration Statement shall
        become effective, and at all times subsequent thereto up to the Closing Time, (A) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to the Selling Stockholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) such parts of the Prospectus as specifically refer to the Selling Stockholder will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                            (iv)  All authorizations, consents and
        approvals necessary for the execution and delivery by the Selling Stockholder of this Agreement and the sale and delivery pursuant to this Agreement of the Securities to be sold by the Selling Stockholder have been given and are in full force and effect on the date hereof and will be in full force and effect at the Closing Time, except as may be required under the 1933 Act, the 1933 Act Regulations and state securities laws.

                            (v)  The execution and delivery of this
        Agreement and the consummation by the Selling Stockholder of the transactions contemplated in this Agreement will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder under, any contract, indenture, mortgage, loan agreement, note, lease or other instrument or any judgment, decree or order to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound or the properties or assets of the Selling Stockholder may be subject, nor will such action result in any violation of the charter or bylaws of the Selling Stockholder or of any applicable law, administrative regulation or administrative or court decree.

                            (vi)  The Selling Stockholder has and will,
        at the Closing Time, have good and marketable title to the Securities to be sold by the Selling Stockholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; the Selling Stockholder has full right, power and authority to sell, transfer and deliver the Securities to be sold by the Selling Stockholder pursuant to this Agreement; and, upon delivery of such Securities and payment of the purchase price therefor as contemplated in this Agreement, each of the Underwriters will receive good and marketable title to the Securities purchased by it from the Selling Stockholder, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                            (vii)  For a period of 180 days from the
        date hereof, the Selling Stockholder will not, without the prior written consent of the Representatives, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of Common Stock or securities convertible into Common Stock, other than (i) to the Underwriters pursuant to this Agreement; (ii) to the Employee Trust (as defined in the Prospectus) in the manner described in the Prospectus; or (iii) pursuant to a tender offer for all of the issued and outstanding Common Stock of the Company.

                            (viii)  The Selling Stockholder has not
        taken and will not take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of the Common Stock; and the Selling Stockholder has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the 1933 Act or the 1933 Act Regulations.

                            (ix)  Neither the Selling Stockholder nor
        any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article 1, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")), any member firm of the NASD.

                            (x)  Other than as disclosed in the
        Prospectus, such Selling Stockholder has not had, within the past three years, any position, office or any other material relationship with the Company or any of its affiliates.

                            (xi)  This Agreement has been, and, at the
        Representation Date, the Pricing Agreement will have been, duly executed and delivered by the Selling Stockholder.

                  (c) Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby and any certificate signed by or on behalf of the Selling Stockholder as such and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

             Section 2.  Sale and Delivery to Underwriters; Closing.

                  (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholder, at the price per share set forth in the Pricing Agreement, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof. If the Company elects to rely on Rule 430A, Schedule A may be attached to the Pricing Agreement.

                       (1) If the Company has elected not to rely upon Rule 430A, the initial public offering price and the purchase price per share to be paid by the several Underwriters for the Initial Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus containing such per share price information will be filed before the Registration Statement becomes effective.

                       (2) If the Company has elected to rely upon Rule 430A, the purchase price per share to be paid by the several Underwriters for the Initial Securities shall be an amount equal to the initial public offering price, less an amount per share to be determined by agreement between the Representatives and the Selling Stockholder. The initial public offering price per share of the Initial Securities shall be a fixed price to be determined by agreement between the Representative and the Selling Stockholder. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Selling Stockholder, the Company and the Representatives.

                  (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 319,500 shares of Common Stock at the price per share set forth in the Pricing Agreement. The option hereby granted will expire 30 days after
   (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A, or (ii) the Representation Date, if the Company has elected to rely on Rule 430A, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Selling Stockholder setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed by the Representatives and the Selling Stockholder. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities (except as otherwise provided in the Pricing Agreement), subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

                  (c) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Skadden, Arps, Slate, Meagher & Flom, 333 West Wacker Drive, Chicago, Illinois 60606, or at such other place as shall be agreed upon by the Representatives, the Selling Stockholder and the Company, at 10:00 A.M. (Chicago time) on the fifth business day (unless postponed in accordance with the provisions of Section 10) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A, the fifth business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Selling Stockholder and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices of Skadden, Arps, Slate, Meagher & Flom, or at such other place as shall be agreed upon by the Representatives, the Selling Stockholder and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Selling Stockholder and the Company. Payment shall be made to the Selling Stockholder by certified or official bank check or checks drawn in New York Clearing House funds or similar next-day funds payable to the order of the Selling Stockholder against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before the Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. You, individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives not later than 10:00 A.M. on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

             Section 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

                  (a) The Company will notify the Representatives and the Selling Stockholder immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for any such purpose, (v) of the suspension of the qualification of the Securities for offering or sale in any jurisdiction and (vi) the initiation or threatening of any proceedings for any such purposes of which the Company becomes aware. The Company will make every reasonable effort to prevent the issuance of any stop order or any order preventing or suspending the use of any preliminary prospectus or suspending such qualification, and, in the event of the issuance of a stop order or any order preventing or suspending the use of any preliminary prospectus or suspending such qualifications, to make every reasonable effort to promptly obtain the lifting thereof.

                  (b) The Company will give the Representatives and the Selling Stockholder notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus) which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Selling Stockholders and the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representatives or counsel for the Underwriters shall reasonably object.

                  (c) The Company will deliver to the Selling Stockholders and Representatives two (2) signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and will also deliver to the Representatives as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the Representatives may reasonably request.

                  (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

                  (e) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                  (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

                  (g) The Company will make generally available to its security holders as soon as practicable, but not later than 50 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                  (h) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

                  (i) During a period of 180 days from the date of the Pricing Agreement, the Company will not, without the prior written consent of the Representatives, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or any security convertible into, or exchangeable or exercisable for, Common Stock (except for Common Stock or options or rights to acquire Common Stock issued, or Common Stock sold or issued, pursuant to employee benefit plans or the Rights Agreement (as defined in the Prospectus) as described in the Prospectus).

                  (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                  (k) Until the first to occur of (a) five years after the Closing Time or (b) the Common Stock is no longer registered under Section 12(g) of the 1934 Act, the Company will furnish to you copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders generally.

                  (l) The Company will use its best efforts to effect the inclusion of the Securities in the National Association of Securities Dealers Automated Quotation National Market ("NASDAQ-NM")

             Section 4. Payment of Expenses. Except as otherwise provided in that certain Agreement dated as of February 1, 1994 between the Company and the Selling Stockholder, the Company will pay all expenses incident to the performance of the Company's obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto,
   (ii) the typing, printing and distribution of this Agreement and the Pricing Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including stock transfer taxes, if any, payable upon the sale and issuance and delivery to the Underwriters of the Securities, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey, and
   (viii) the fees and disbursements incurred in connection with the including of the Securities in the NASDAQ-NM. The Selling Stockholder will pay and bear all of its expenses related to the performance of its obligations under this Agreement, including the fees and disbursements of its counsel, any stock transfer taxes, underwriting discounts or commissions payable upon or with respect to the sale of the Securities sold by such Selling Stockholder to the Underwriters.

             If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

             Section 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the several representations and warranties of the Company and the Selling Stockholder herein contained, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder, and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Representatives, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as you may approve in writing; and at the Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters. If the Company has elected to rely upon Rule 430A, a Prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) and prior to Closing Time the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

                  (b) At Closing Time, the Representatives shall have received:

                       (1) The favorable opinion, dated as of Closing Time, of Foley & Lardner, special counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                            (i)  The Company has been duly incorporated
        and is validly existing as a corporation in good standing under the laws of the State of Nebraska.

                            (ii)  The Company has corporate power and
        authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under this Agreement and the Pricing Agreement.

                            (iii)  The authorized issued and outstanding
        capital stock of the Company is as set forth in the Prospectus under "Description of Capital Stock."

                            (iv)  The Securities have been validly
        issued and are fully paid and non-assessable.

                            (v)  This Agreement and the Pricing
        Agreement have each been duly authorized by all requisite corporate action, executed and delivered by the Company.

                            (vi)  The Registration Statement is
        effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceeding therefor initiated or threatened by the Commission.

                            (vii)  At the time the Registration
        Statement became effective and at the Representation Date, the Registration Statement (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                            (viii)  Each document filed pursuant to the
        1934 Act (other than the financial statements and supporting schedules and other financial data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                            (ix)  The Common Stock conforms in all
        material respects to the description thereof contained in the Prospectus and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements.

                            (x)  No authorization, approval, consent or
        order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Securities to the Underwriters, except such as may be required under the 1933 Act, the 1933 Act Regulations or state securities law; and, to the best of their knowledge and belief, the execution, delivery and performance of this Agreement and the Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument, known to such counsel after due inquiry, to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any applicable law, administrative regulation or administrative or court decree.

                       (2) The favorable opinion, dated as of Closing Time, of Woods & Aitken in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                            (i)  The Company has been duly incorporated
        and is validly existing as a corporation in good standing under the laws of the State of Nebraska. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under this Agreement and the Pricing Agreement.

                            (ii)  To the best of their knowledge and
        information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required.

                            (iii)  The authorized issued and outstanding
        capital stock of the Company is as set forth in the Prospectus under "Description of Capital Stock;" the shares of issued and outstanding Common Stock, including the Securities, have been duly authorized and validly issued and are fully paid and non-assessable.

                            (iv)  The description of and references to
        contracts, indentures, mortgages, loan agreements, notes, leases or other instruments included or incorporated by reference in the Registration Statement are correct.

                            (v)  Each subsidiary of the Company has been
        duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and, to the best of their knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of their knowledge and information, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                            (vi)  This Agreement and the Pricing
        Agreement have each been duly authorized by all requisite corporate action, executed and delivered by the Company.

                            (vii)  To the best of such counsel's
        knowledge and information, there are no legal or governmental proceedings pending (including, but not limited to, before or by the FCC or NPSC) or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary is a party or to which any of their property is subject that are not described in the Registration Statement, including ordinary, routine litigation incidental to the business, are, considered in the aggregate, not material.

                            (viii)  To the best of such counsel's
        knowledge and information, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                            (ix)  No authorization, approval, consent or
        order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Securities to the Underwriters, except such as may be required under the 1933 Act, the 1933 Act Regulations or state securities law.

                            (x)  Each document filed pursuant to the
        1934 Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                            (xi)  To the best of such counsel's
        knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference.

                            (xii)  To the best of such counsel's
        knowledge and information, the Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable laws and regulations relating to the operation of its business as described in the Registration Statement, except to the extent that any failure so to comply or conform would not have a material adverse effect upon the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                            (xiii)  To the best of such counsel's
        knowledge and information, the Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate regulatory agencies or bodies necessary to the conduct now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                       (3) The favorable opinion, dated as of Closing Time, of Hopkins & Sutter, counsel for the Selling Stockholder, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                            (i)  The Selling Stockholder has been duly
        incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                            (ii)  This Agreement and the Pricing
        Agreement have each been duly authorized by all requisite corporate action on the part of the Selling Stockholder, and has been duly executed and delivered by the Selling Stockholder.

                            (iii)  To the knowledge of such counsel, the
        Selling Stockholder has full right, power and authority to sell, transfer and deliver the Securities to be sold by such Selling Stockholder pursuant to this Agreement.

                            (iv)  By delivery of a certificate or
        certificates for the Securities to be sold by such Selling Stockholder pursuant to this Agreement, and upon the receipt of payment by such Selling Stockholder for such Securities, such Selling Stockholder will transfer to the Underwriters who have purchased such Securities pursuant to this Agreement, in good faith and without notice of any encumbrance within the meaning of the Uniform Commercial Code, valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                            (v)  No authorization, approval, consent or
        order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Securities to the Underwriters, except such as may be required under the 1933 Act, the 1933 Act Regulations or state securities law.

                            (vi)  The execution, delivery and
        performance of this Agreement by the Selling Stockholder and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order (except that with respect to orders by their terms specifically applicable to the Selling Stockholder, to the knowledge of such counsel after due inquiry) of any governmental agency or body or any court having jurisdiction over the Selling Stockholder or any of its properties or any agreement or instrument known to such counsel after due inquiry to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject.

                            (vii)  To such counsel's knowledge and
        information, the Company is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                       (4) The favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters, with respect to the matters set forth in (i), (iv) and (vi) through (viii), inclusive, and (x) of subsection (b)(1) of this Section.

                       (5)  In giving their opinions required by
        subsections (b)(1), (b)(2), (b)(3) and (b)(4), respectively, of this Section, Foley & Lardner, Woods & Aitken and Skadden, Arps, Slate, Meagher & Flom shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which counsel need make no statement), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which counsel need make no statement), at the Representation Date or at Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinions, Foley & Lardner and Skadden, Arps, Slate, Meagher & Flom may rely as to matters of Nebraska law upon the opinion of Woods & Aitken.

                  (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                  (d) At the Closing Time, (i) the representations and warranties of the Selling Stockholder set forth in Section 1(b) and in any certificates by or on behalf of the Selling Stockholder delivered pursuant to the provisions hereof shall be true and correct with the same force and effect as though expressly made at and as of the Closing Time, (ii) the Selling Stockholder shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and (iii) you shall have received a certificate of the Selling Stockholder, dated as of the Closing Time, to the effect set forth in subsections (i) and (ii) of this Section 5(d).

                  (e) At the time of the execution of this Agreement, the Representatives shall have received from KPMG Peat Marwick a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and 1934 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and supporting schedules of the Company and its subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and 1934 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, (B) the unaudited amounts of revenues, net income and net income per share set forth under "Selected Financial Data" in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, or (C) at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Company or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the September 30, 1993 balance sheet included in the Registration Statement or, during the period from September 30, 1993 to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, net income or net income per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                  (f) At Closing Time the Representatives shall have received from KPMG Peat Marwick a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Time and, if the Company has elected to rely on Rule 430A, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (e) of this Section with respect to certain amounts, percentages and financial information specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430(A)(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause
   (iv).

                  (g) At Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Securities herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholder in connection with the sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (h) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct in all material respects as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                       (1) A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

                       (2) A certificate, dated such Date of Delivery, of the Selling Stockholder confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                       (3) The favorable opinions of Woods & Aitken, special counsel for the Company, Foley & Lardner, special counsel for the Company, and Hopkins & Sutter, counsel for the Selling Stockholder, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Sections 5(b)(1), 5(b)(2), 5(b)(3) and 5(b)(5)
        hereof.

                       (4)  The favorable opinion of Skadden, Arps,
        Slate, Meagher & Flom, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(4) and 5(b)(5) hereof.

                       (5) A letter from KPMG Peat Marwick, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Representatives pursuant to
        Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(h)(5) shall be a date not more than five days prior to such Date of Delivery.

             If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof. Notwithstanding any such termination, the provisions of Sections 6, 7 and 8 hereof shall remain in effect.

             Section 6.  Indemnification.

                  (a) The Company and the Selling Stockholder agree to jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
   Section 15 of the 1933 Act as follows:

                            (i)  against any and all loss, liability,
        claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                            (ii)  against any and all loss, liability,
        claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company and the Selling Stockholder; and

                            (iii)  against any and all expense
        whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under
        (i) or (ii) above;

   provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense (x) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or (y) if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in a Prospectus and (i) any such loss, liability, claim, damage or expense suffered or incurred by any Underwriter (or any person who controls any Underwriter) resulted from an action, claim or suit by any person who purchased the Offered Securities which are the subject thereof from such Underwriter in the offering and (ii) such Underwriter failed to deliver or provide a copy of the Prospectus to such person at or prior to the confirmation of the sale of such Offered Securities in any case where such delivery is required by the 1933 Act or the 1933 Act Regulations.

             The obligations of the Company and the Selling Stockholder pursuant to this Section are joint and several; provided, however, that the Selling Stockholder's aggregate liability under this Section shall be limited to an amount equal to the net proceeds (after deducting the Underwriters' discount but before deducting expenses) received by such Selling Stockholder from the sale of its Securities pursuant to this Agreement.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and the Selling Stockholder, its directors, each of its officers and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

             Section 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Selling Stockholder and the Underwriters shall contribute to the aggregate losses, liability, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Selling Stockholder and one or more of the Underwriters, as incurred, in such proportions that (a) the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and (b) the Company and the Selling Stockholder are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company and each director of the Selling Stockholder, each officer of the Selling Stockholder and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Selling Stockholder.

             Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company or the Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

             Section 9.  Termination of Agreement.

                  (a) The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholder, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
   (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock has been suspended by the Commission, or if trading generally on either the New York Stock Exchange or the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or Nebraska authorities.

                  (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof. Notwithstanding any such termination, the provisions of Sections 6, 7 and 8 hereof shall remain in effect.

             Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Initial Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of Initial Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

             No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

             In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for a Underwriter under this Section 10.

             Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Merrill Lynch & Co. at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201 and at 233 S. Wacker Drive, 55th Floor, Chicago, Illinois 60606, attention of Brad F. England, Managing Director; notices to the Company shall be directed to it at P.O. Box 81309, Lincoln, Nebraska 81309, attention of Michael J. Tavlin, Vice President-Treasurer and Secretary; notices to the Selling Stockholder shall be directed to it at Three First National Plaza, Suite 2000, Chicago, Illinois 60602, attention of Charles N. Wheatley, President and Chief Executive Officer.

             Section 12. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholder and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholder and their respective successors and the controlling persons and officers, directors and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholder and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of any Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

             Section 13. Governing Law and Time. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

             If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Stockholder in accordance with its terms.

   Very truly yours,


   By:
      Name:
      Title:



   SAHARA ENTERPRISES, INC.,
   Selling Stockholder


   By:
      Name:
      Title

   CONFIRMED AND ACCEPTED,
     as of the date first above written:

   MERRILL LYNCH & CO.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
   DAIN BOSWORTH INCORPORATED

   By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                    INCORPORATED


   By:_______________________________________
      Name:
      Title:


   For themselves and as Representatives of the other Underwriters named in Schedule A attached to the Purchase Agreement.

                                   SCHEDULE A


                                                 Number of
                                                  Initial
        Name of Underwriter               Securities to be Sold

   Merrill Lynch, Pierce, Fenner &
     Smith Incorporated  . . . . . . . . .
   Dain Bosworth Incorporated  . . . . . .


   Total . . . . . . . . . . . . . . . . .      2,130,000
                                                =========